EXHIBIT (a)(1)(iv)


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                        NOTICE OF WITHDRAWAL OF TENDER

      To be used to Withdraw Units of Limited Liability Company Interest in

                         DB HEDGE STRATEGIES FUND LLC

                 Tendered Pursuant to the Offer to Repurchase
                           Dated September 28, 2004

                  THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE
                   AT, AND THIS NOTICE OF WITHDRAWAL MUST BE
                  RECEIVED BY PFPC INC. EITHER BY MAIL OR BY
                   FAX BY, 12:00 MIDNIGHT, EASTERN TIME, ON
                     WEDNESDAY, JULY 27, 2004, UNLESS THE
                              OFFER IS EXTENDED.

            Complete this Notice of Withdrawal and Fax or Mail to:

                                   PFPC Inc.
                                 P.O. Box 219
                           Claymont, Delaware 19703

                      Attn: DB Hedge Strategies Fund LLC

                          For additional information:
                             Phone: (302) 791-2810
                              Fax: (302) 791-2790

        To assure good delivery, please send this Notice of Withdrawal to PFPC Inc. and not to your Financial Advisor.

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      You are responsible for confirming that this Notice is received by
    PFPC Inc. To assure good delivery, please send this page to PFPC Inc.
                      and not to your Financial Advisor.
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Ladies and Gentlemen:

Please withdraw the tender previously submitted by the undersigned in a Letter of Transmittal.

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FOR INDIVIDUAL MEMBERS AND JOINT TENANTS:
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Signature:
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                                                       (Signature of Owner(s) Exactly as Appeared on Member
                                                       Certification)/Date

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Print Name of Member:
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Joint Tenant Signature:
(If joint tenants, both must sign.)
                   --------------                      ---------------------------------------------------------
                                                       (Signature of Owner(s) Exactly as Appeared on Member
                                                       Certification)/Date
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Print Name of Joint Tenant:
                                                       ---------------------------------------------------------
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FOR OTHER MEMBERS:
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Signature:                                             ---------------------------------------------------------
                                                       (Signature of Owner(s) Exactly as Appeared on Member
                                                       Certification)/Date
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Print Name of Member:                                  ---------------------------------------------------------
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Print Name of Signatory and Title:                     ---------------------------------------------------------
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Co-Signatory if necessary                              ---------------------------------------------------------
                                                       (Signature of Owner(s) Exactly as Appeared on Member
                                                       Certification)/Date
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Print Name and Title of Co-Signatory:                  ---------------------------------------------------------
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